Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Ken Dennard / Natalie Hairston Dennard Lascar Investor Relations (713) 529-6600 TCBX@dennardlascar.com

Third Coast Bancshares, Inc. Completes Merger

with Keystone Bancshares, Inc.

HOUSTON & AUSTIN, TX – February 2, 2026 – Third Coast Bancshares, Inc. (“Third Coast”) (NYSE & NYSE Texas: TCBX), the parent company of Third Coast Bank, today announced the successful completion of its merger with Keystone Bancshares, Inc. (“Keystone”), the parent company of Keystone Bank, SSB (“Keystone Bank”), effective February 1, 2026.

The combined company now has total assets in excess of $6 billion. With the merger complete, Third Coast will initiate the integration of Keystone Bank into its platform, with customer conversion anticipated to take place this summer. In the meantime, Keystone customers will continue to receive service through their existing branches, website, mobile app, and dedicated relationship teams. Third Coast will provide detailed information to Keystone customers prior to the conversion.

Jeff Wilkinson, the former Chairman and Chief Executive Officer of Keystone and Keystone Bank, will join the Board of Directors of Third Coast and Third Coast Bank and will serve as Chairman - Austin Market of Third Coast Bank. Additionally, Bryan St. George, the former President of Keystone Bank, will assume a new role at Third Coast Bank as President of Commercial Services.

Third Coast Bank, headquartered in Humble, Texas, operates nineteen banking locations across various cities, including Austin, Beaumont, Conroe, Dallas, Detroit, Fort Worth, Georgetown, Houston, Humble, Kingwood, La Vernia, Lake Jackson, Nixon, Pearland, Plano, Port Arthur, San Antonio, and The Woodlands, Texas. This merger brings in Keystone Bank’s three branch locations, with two in Austin, Texas, and one in Ballinger, Texas, along with a loan production office in Bastrop, Texas.

About Third Coast Bancshares, Inc.

Third Coast Bancshares, Inc. is a commercially focused, Texas-based bank holding company operating primarily in the Greater Houston, Dallas-Fort Worth, and Austin-San Antonio markets through its wholly owned subsidiary, Third Coast Bank. Founded in 2008 in Humble, Texas, Third Coast Bank conducts banking operations through 19 branches encompassing the four largest metropolitan areas in Texas. Please visit https://www.thirdcoast.bank for more information.

About Keystone Bancshares, Inc.

Keystone Bancshares, Inc. is the bank holding company for Keystone Bank. Established in 2018,

Keystone Bank is a Texas state savings bank, providing real estate and small business loans,

residential real estate financing, private banking, and relationship banking services. It operates three branches and one loan production office. As of September 30, 2025, Keystone Bank reported $1.1 billion in total assets with over 80 employees. Keystone Bank focuses on serving clients in western Travis County and the Hill Country, emphasizing a client-first approach and community engagement. For more information, please visit: www.keystone.bank.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “looking ahead,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the risks associated with the continued listing of our common stock on the NYSE and NYSE Texas, including potential costs, compliance obligations, or impacts on trading liquidity and investor perception; interest rate risk and fluctuations in interest rates; market conditions and economic trends generally and in the banking industry; our ability to maintain important deposit relationships; our ability to grow or maintain our deposit base; our ability to implement our expansion strategy; our ability to pay dividends on our Series A Preferred Stock; credit risk associated with our business; changes in accounting standards or tax laws; evolving regulatory requirements; cybersecurity threats and risks to information technology infrastructure; competitive pressures including new market entrants; potential impacts related to geopolitical events or global health concerns; changes in key management personnel; the risk that the benefits from the transaction between Third Coast and Keystone may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Third Coast and Keystone operate; the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; the possibility that the completion of the transaction may be more expensive than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Third Coast’s or Keystone’s customers, suppliers, employees or other business partners, including those resulting from the completion of the transaction; the dilution caused by Third Coast’s issuance of additional shares of its common stock in connection with the transaction; and other factors that may affect future results of Third Coast and Keystone including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Board of Governors of the Federal Reserve System and legislative and regulatory actions and reforms. For a discussion of additional factors that could cause our actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”), and our other filings with the SEC.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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